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                                                                  EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 5, 1998, in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-46631) and related Proxy
Statement/Prospectus of Thermadyne Holdings Corporation, to be filed with the Securities and Exchange Commission on or about April 6, 1998.

                                          /S/ ERNST & YOUNG LLP

Orange County, California
April 6, 1998